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                                                                         d(2)(i)

[ING LOGO]
FUNDS

September 3, 2004

Michael J. Roland
Executive Vice President
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

Dear Mr. Roland:

      Pursuant to the Investment Management Agreement dated May 9, 2001, as amended, between ING Equity Trust and ING Investments, LLC (the "Agreement") we hereby notify you of our intention to retain you as Manager to render investment advisory services to ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to AMENDED AND RESTATED SCHEDULE A of the Agreement. The AMENDED AND RESTATED SCHEDULE A, with the annual investment management fee indicated for the Funds, is attached hereto.

      Please signify your acceptance to act as Manager under the Agreement with respect to the aforementioned Funds.

                                             Very sincerely,

                                             /s/ Robert S. Naka
                                             -----------------------------------
                                             Robert S. Naka
                                             Senior Vice President
                                             ING Equity Trust

ACCEPTED AND AGREED TO:
ING Investments, LLC

BY: /s/ Michael J. Roland
    -----------------------------
    Michael J. Roland
    Executive Vice President

7337 E. Doubletree Ranch Rd.            Tel: 480-477-3000       ING Equity Trust
Scottsdale, AZ 85258-2034               Fax: 480-477-2700
                                        www.ingfunds.com

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                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                              ING INVESTMENTS, LLC

SERIES                                                      ANNUAL INVESTMENT MANAGEMENT FEE
------                                                      ---------------------------------
                                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
ING Principal Protection Fund                       Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund II                    Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund III                   Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund IV                    Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund V                     Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund VI                    Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund VII                   Offering Phase                            0.25%
                                                    Guarantee Period                          0.80%
                                                    Index Plus LargeCap Period                0.60%

SERIES                                                     ANNUAL INVESTMENT MANAGEMENT FEE
------                                                     --------------------------------
                                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
ING Principal Protection Fund VIII                  Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund IX                    Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund X                     Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund XI                    Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund XII                   Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

SERIES                                                     ANNUAL INVESTMENT MANAGEMENT FEE
------                                                     --------------------------------
                                                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
ING Principal Protection Fund XIII                  Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%

ING Principal Protection Fund XIV                   Offering Phase                            0.25%
                                                    Guarantee Period:
                                                        -    Equity Component                 0.80%
                                                        -    Fixed Component                  0.55%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy       0.55%
                                                    Index Plus LargeCap Period                0.60%